Rule 497(k)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

SUMMARY PROSPECTUS
FT Vest Laddered Emerging Markets Buffer ETF

Ticker Symbol:	BUFE
Exchange:	Cboe BZX Exchange, Inc.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=BUFE.   You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.   The Fund’s  prospectus and statement of additional information, both dated  October 1, 2026, are all incorporated by reference into this Summary Prospectus.
October 1, 2026

Investment Objective
The investment objective of the FT Vest Laddered Emerging Markets Buffer ETF (the “Fund”) is to seek to provide investors with capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses	0.85%
Total Annual Fund Operating Expenses	0.95%
(1)
“Other Expenses” is an estimate based on the expenses the Fund expects to incur for the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period April 7, 2026 (inception) through May 31, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by providing investors with emerging market equity market exposure that is subject to predetermined upside caps while attempting to limit downside risk through a laddered portfolio of four FT Vest Emerging Markets Buffer ETFs (the "Underlying ETFs"). Under normal conditions, the Fund will invest at least 80% of its net assets (plus any investment borrowings) in investments that provide exposure to securities issued by emerging market companies. The term "laddered portfolio" refers to the Fund's investment in multiple Underlying ETFs that have target outcome period expiration dates which occur on a rolling, or periodic, basis. See below for a discussion of "target outcome periods" and their meaning within the strategies of the Underlying ETFs. The rolling or “laddered” nature of the Fund’s investments in the Underlying ETFs diversifies the timing of the Fund’s exposure by allocating investments across multiple target outcome periods, instead of acquiring or disposing of a single Underlying ETF at one time. The Fund's laddered approach is intended to allow the Fund to continue to benefit from increases in the value of the iShares MSCI Emerging Markets ETF ("EEM") and to provide a level of downside protection for at least a portion of the Fund's portfolio at any given time. The Fund invests in the Underlying ETFs in a laddered manner. Unlike the Underlying ETFs, the Fund itself does not pursue a target outcome strategy. The buffer is only provided by the Underlying ETFs and the Fund itself does not provide any stated buffer against losses. The Fund will likely not receive the full benefit of the Underlying ETF buffers and could have limited upside potential. The Fund's returns may be limited by the caps of the Underlying ETFs.
In order to understand the Fund’s strategy and risks, it is important to understand the strategies and risks of the Underlying ETFs. See “Additional Information on the Fund's Investment Objective and Strategies” for a discussion of the principal investment strategies of the Underlying ETFs.
Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns (before fees and expenses) that match the price return of EEM, up to a predetermined upside cap, while providing a buffer (before fees and expenses) against the first 10% of EEM losses, over a defined one-year period. The Fund will not engage in any principal transactions with the Underlying ETFs. The Fund and each Underlying ETF are advised by First Trust Advisors L.P. (“First Trust” or the

“Advisor”) and sub-advised by Vest Financial LLC (“Vest” or the “Sub-Advisor”). BlackRock Fund Advisors (“BFA”) serves as EEM’s sponsor. The investment objective of EEM is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI Emerging Markets Index. See "iShares MSCI Emerging Markets ETF" below for more information.
The Underlying ETFs invest substantially all of their assets in FLexible EXchange® Options (“FLEX Options”) on EEM. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation. Each Underlying ETF uses FLEX Options to employ a “target outcome strategy.” Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index (in this case, EEM). The pre-determined outcomes sought by the Underlying ETFs, which include a buffer against the first 10% of EEM losses and a cap on upside potential, are based on the price return of EEM over an approximate one-year period beginning on the third Friday in the month for which each Underlying ETF is named and ending on the third Friday of the same month in the following year (each, a “Target Outcome Period”). Each Underlying ETF establishes a new cap annually at the beginning of each Target Outcome Period. The buffer level for each Underlying ETF will remain the same at the beginning of each Target Outcome Period. See “Buffer and Cap” below under “Additional Information on the Fund’s Investment Objective and Strategies.”
Each Underlying ETF’s strategy has been specifically designed to produce the outcomes (before fees and expenses) based upon EEM’s price returns over the duration of a Target Outcome Period. At the end of each Target Outcome Period, an Underlying ETF’s FLEX Options are generally allowed to expire or sold at or near their expiration, and the proceeds are used to purchase (or roll into) a new set of FLEX Options expiring in approximately one year. This means that each of the Underlying ETFs will undergo a “reset” of its cap and a “refresh” of its buffer annually. Each Underlying ETF will undergo such reset and refresh in a different month of the calendar year: March for FT Vest Emerging Markets Buffer ETF–March, June for FT Vest Emerging Markets Buffer ETF–June, September for FT Vest Emerging Markets Buffer ETF–September and December for FT Vest Emerging Markets Buffer ETF–December. The rolling or “laddered” nature of the investments in the Underlying ETFs creates diversification of investment time period and market level (meaning the price of EEM at any given time) compared to the risk of acquiring or disposing of any one Underlying ETF at any one time. Because the Fund typically will not acquire shares of the Underlying ETFs on the first day of a Target Outcome Period and may dispose of shares of the Underlying ETFs before the end of the Target Outcome Period the Fund may experience investment returns that are very different from those that the Underlying ETFs seek to provide. If an Underlying ETF has experienced certain levels of either gains or losses since the beginning of its current Target Outcome Period, there may be little to no ability for the Fund to achieve gains or benefit from the buffer for the remainder of the Target Outcome Period. Further, an investor like the Fund that holds Underlying ETF shares through multiple Target Outcome Periods may fail to experience gains comparable to those of EEM over time because at the end of each Target Outcome Period a new cap will be established based on the then current price of EEM and any gains above the prior cap will be forfeit. Moreover, the annual imposition of a new cap on future gains may make it difficult to recoup any losses from prior Target Outcome Periods such that, over multiple Target Outcome Periods, the Underlying ETFs may have losses that exceed those of EEM.
When an investor purchases shares of a single Underlying ETF, his or her potential outcomes are limited by the Underlying ETF's stated cap and buffer over a defined time period (depending on when the shares were purchased). Alternatively, the Fund’s laddered approach provides a diversified exposure to all of the Underlying ETFs in a single investment. By owning a laddered portfolio of Underlying ETFs, the Fund has the ability to continue to benefit from increases in the value of EEM and to provide a level of downside protection as each of the Underlying ETFs will reset its cap and refresh its buffer annually based on the price of EEM at the time of the reset. In other words, the continual and periodic refreshing of the Underlying ETF caps and buffers at current EEM prices is intended to allow the Fund to continue to benefit from increases in the value of EEM and to provide a level of downside protection for at least a portion of the Fund's portfolio at any given time. This approach reduces the risk inherent in the Underlying ETFs of having the upside potential for an entire Target Outcome Period capped out in cases of rapid appreciation of EEM. It also reduces the risk of failing to benefit from an individual Underlying ETF buffer in cases where EEM has depreciated below the buffer level. Annually, each of the Underlying ETFs will undergo a reset of its cap and a refresh of its buffer, meaning that investors may have the ability to benefit from any appreciation in EEM for future periods up to the respective caps of the Underlying ETFs and may have the benefit of the buffer for future periods. A laddered buffer portfolio can diversify timing risk, similar to how laddered bond portfolios seek to manage timing risks for fixed-income investors.
The Fund intends to generally rebalance its portfolio to equal weight among the Underlying ETFs quarterly. When the Fund acquires and disposes of shares of the Underlying ETFs in between quarterly rebalances in connection with the creation and redemption of Creation Units, it will acquire such shares pro rata based on the then-current weightings of the Underlying ETFs in the Fund’s portfolio. The Fund does not seek to optimize investment returns by allocating to Underlying ETFs with the greatest upside potential or downside protection potential. This approach is consistent with the Fund’s laddered strategy, which is designed to diversify the timing of the Fund’s exposure by allocating investments across multiple Target Outcome Periods. As a result, when the Fund acquires or disposes of Underlying ETF shares in connection with creation and redemption activity, the Fund will not take into account where each Underlying ETF is within its Target Outcome Period or the value of each Underlying ETF relative to the cap and buffer. This approach may result in the Fund acquiring shares of Underlying ETFs that have limited remaining upside potential for the current Target Outcome Period, or disposing of shares of Underlying ETFs that have significant remaining upside potential. Consequently, the Fund’s returns may differ from the returns an investor could achieve by selecting specific Underlying ETFs based on their individual investment characteristics at any given time. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund’s returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures. If an over-weighted Underlying ETF underperforms the other Underlying ETFs, the Fund will experience returns that are inferior to those that would have been achieved if the Underlying ETFs were equally weighted. See Significant Exposure Risk below.
The Fund’s portfolio consists of four Underlying ETFs: March for FT Vest Emerging Markets Buffer ETF–March (TMAR), June for FT Vest Emerging Markets Buffer ETF–June (TJUN), September for FT Vest Emerging Markets Buffer ETF–September (TSEP) and December for FT Vest Emerging Markets Buffer ETF–December (TDEC). The current list of Underlying ETFs in the Fund's portfolio can be found at  http://www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=BUFE.
The Fund's website will provide, on a daily basis, the proportion of the Fund's assets invested in each Underlying ETF at any given time. Each Underlying ETF’s website provides important information (including Target Outcome Period start and end dates and the cap (both gross and net of fees) and buffer both at the start of the Underlying ETF's Target Outcome Period and on any particular day relative to the end of the Target Outcome Period).
Although this website information may be useful in understanding the investment strategies of the Underlying ETFs, it is of limited use in providing an investor of the Fund with all of the risks and potential outcomes associated with an investment by the Fund in the Underlying ETFs. For example, it does not provide a direct example of your potential investment return in the Fund because of the Fund’s laddered exposure to the Underlying ETFs in which each one of the Underlying ETFs will reset its cap and refresh its buffer annually based on prevailing market conditions. Further, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Because the Underlying ETF shares held by the Fund will have a different value relative to the cap and buffer than at the start of the Target Outcome Period, the Fund’s investment returns are likely to differ from those the Underlying ETFs seek to provide. Given the Fund’s investment in multiple Underlying ETFs with staggered Target Outcome Periods, each with its own cap and buffer, it may be difficult for an investor to predict the potential outcomes associated with an investment in the Underlying ETFs at any given time.
The Fund’s investment strategy may include active and frequent trading. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the underlying referenced index of the Underlying ETFs invests more than 25% of its assets in an industry or group of industries. The Fund considers the investments of the Underlying ETFs when determining compliance with these limitations.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).
As of June 30, 2026, EEM had significant investments in information technology companies, South Korean issuers, Taiwanese issuers and Asian issuers, although this may change from time to time.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ABSENCE OF AN ACTIVE MARKET RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
ASIA RISK. EEM invests significantly in the securities of Asian issuers. As such, EEM is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Many Asian countries can be characterized as either developing or newly industrialized economies and tend to experience more volatile economic cycles than developed countries. Some Asian economies are highly dependent on international trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Other examples include China’s territorial dispute regarding the sovereignty of Taiwan and its pledge to take control of Taiwan, ethnic and sectarian violence in Indonesia and India, armed conflict between India and Pakistan, and insurgencies in the Philippines. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of EEM’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on EEM.
BUFFERED LOSS RISK. There can be no guarantee that the Underlying ETFs will be successful in their strategy to buffer against EEM losses if EEM decreases over a Target Outcome Period by 10% or less. The Fund may lose its entire investment in an Underlying ETF. Depending on the price movement of EEM, it is possible that all of the buffers provided by the Underlying ETFs could be exhausted at a given point in time. Each Underlying ETF’s strategy seeks to deliver returns (before fees and expenses) that match the price return of EEM (up to the cap), while limiting downside losses, if shares are bought on the first day of a Target Outcome Period and held until the end of that Target Outcome Period. To the extent the Fund acquires shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each quarterly rebalancing, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, to the extent the Fund disposes of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each quarterly rebalancing, any such dispositions typically will not occur on the last day of a Target Outcome Period. In the event that the Fund acquires shares after the first day of a Target Outcome Period or disposes of shares prior to the end of a Target Outcome Period, the buffer that the Underlying ETF seeks to provide may not be available. If the Fund purchases Underlying ETF shares during a Target Outcome Period at a time when the Underlying ETF has decreased in value by 10% or more from the value of the Underlying ETF on the first day of the Target Outcome Period (the “Initial Underlying ETF Value”), the Fund’s buffer will essentially be zero (meaning the Fund can lose its entire investment). If the Fund purchases Underlying ETF shares at a time when the Underlying ETF has decreased in value by less than 10% from the Initial Underlying ETF Value, the Fund’s buffer will be reduced by the difference between the Initial Underlying ETF Value and the NAV of the Underlying ETF on the date the Fund purchases the shares. An investor like the Fund that holds Underlying ETF shares through multiple Target Outcome Periods will be unable to recapture losses from prior Target Outcome Periods because at the end of each Target Outcome Period, a new buffer will be established based on the then current price of EEM and any losses experienced below the prior buffer will be locked in.
CAP CHANGE RISK. A new Underlying ETF cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, a cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.
CAPPED UPSIDE RISK. Each Underlying ETF’s strategy seeks to provide returns (before fees and expenses) that match the price return of EEM for shares acquired on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside cap. Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each quarterly rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each quarterly rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event that the Fund acquires Underlying ETF shares after the first day of a Target Outcome Period and the Underlying ETF has risen in value to a level near to the cap, there may be little or no ability for the Fund to experience an investment gain on its shares (because the Fund’s potential gain will be limited to the difference between the Underlying ETF's NAV on the date the Fund purchases Underlying ETF shares and the cap), however, the Fund will remain vulnerable to downside risks. This could be true for all of the Underlying ETFs held by the Fund at a certain point in time severely limiting the Fund's ability to participate in gains during that time. In the event that the Fund disposes of Underlying ETF shares prior to the end of a Target Outcome Period and the Underlying ETF has not exceeded the cap, the Fund may forego a potential investment gain on its shares (because the Fund’s potential gain will be fixed on the date the Fund sells Underlying ETF shares and the Underlying ETF’s NAV could still increase before exceeding the cap). If EEM experiences gains during a Target Outcome Period, an Underlying ETF will not participate in those gains beyond the cap. A new cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. The cap may rise or fall from one Target Outcome Period to the next. If the Fund buys Underlying ETF shares when the price exceeds the cap, the Fund will not experience any gain regardless of the performance of EEM. An investor like the Fund that holds Underlying ETF shares through multiple Target Outcome Periods may fail to experience gains comparable to those of EEM over time because at the end of each Target Outcome Period, a new cap will be established based on the then current price of EEM and any gains above the prior cap will be forfeit. Moreover, the annual imposition of a new cap on future gains may make it difficult to recoup any losses from prior Target Outcome Periods such that, over multiple Target Outcome Periods, the Underlying ETFs may have losses that exceed those of EEM.
CONCENTRATED INVESTMENT RISK. The Fund will invest a significant percentage of its assets in a small number of ETFs. In addition to subjecting the Fund to the risks of investing in such ETFs as described in this prospectus, this subjects the Fund to the risk that a decline in the value of one or more ETFs could have a significant negative impact on the Fund's net asset value and your investment. In addition, the overall performance of the Fund will be largely dependent on the performance of this small number of ETFs, and if any of those ETFs experiences negative performance or fails to achieve its investment objective, the Fund and your investment could be significantly negatively impacted. Additionally, if the Fund owns a significant percentage of the outstanding shares of an ETF, large purchases and sales of the ETF's shares by the Fund may create a number of risks for the ETF and its shareholders (including the Fund), including impacts to the ETF's size, market price, liquidity, bid/ask spreads, portfolio turnover and transaction costs, tax efficiency and ability to trade underlying securities advantageously. These risks may be exacerbated for newer ETFs.
CONFLICT OF INTEREST RISK. The Fund invests in other ETFs that are also advised by, or are otherwise affiliated with, the Advisor. Because the Fund pays management fees in connection with its investments in other ETFs, the Advisor has a financial incentive to cause the Fund to invest in ETFs for which it also serves as investment advisor. The Advisor may invest in an affiliated ETF even in circumstances where an unaffiliated ETF may have lower fees or better performance over certain time periods.
COUNTERPARTY RISK. Underlying ETF transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Underlying ETF. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. An Underlying ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF and, in turn, the Fund could suffer significant losses.
CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among the United States, Israel, Iran, Hamas, Hezbollah and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, the United States, and other nations. Such events may also disrupt global trade and supply chains, increase sanctions and other governmental actions, and contribute to volatility in oil and natural gas markets. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.
CYBER SECURITY RISK. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.
EEM EQUITY RISK. Because each Underlying ETF holds FLEX Options that reference EEM, each Underlying ETF has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EEM RISK. Each Underlying ETF invests in FLEX Options that reference EEM, which subjects the Underlying ETFs to certain of the risks of owning shares of an ETF as well as the types of instruments in which EEM invests. The value of EEM will fluctuate over time based on fluctuations in the values of the securities held by EEM, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors.
FLEX OPTIONS RISK. The Underlying ETFs invest in FLEX Options. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Underlying ETFs may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Underlying ETFs' FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Underlying ETFs’ shares and result in the Underlying ETFs and, in turn, the Fund being unable to achieve their investment objective. Less liquidity in the trading of the Underlying ETF’s FLEX Options could have an impact on the prices paid or received by the Underlying ETFs for the FLEX Options in connection with creations and redemptions of the Underlying ETF’s shares. Depending on the nature of this impact to pricing, an Underlying ETF may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Underlying ETF and whether the Underlying ETF can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of the Underlying ETFs. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.
FLEX OPTIONS VALUATION RISK. The FLEX Options held by the Underlying ETFs will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as EEM (although they generally move in the same direction) or its underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of EEM, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and EEM and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Underlying ETFs, the ability of the Underlying ETFs to value the FLEX Options becomes more difficult and the judgment of the Underlying ETFs' investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Underlying ETFs' holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Underlying ETFs to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Underlying ETFs.

INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.
INFORMATION TECHNOLOGY COMPANIES RISK. EEM invests significantly in information technology companies. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
LARGE CAPITALIZATION COMPANIES RISK. EEM invests in the securities of large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.
MID CAPITALIZATION COMPANIES RISK. EEM invests in the securities of mid capitalization companies. Mid capitalization companies may be more vulnerable to adverse general market or economic developments and thus may experience greater price volatility than more established large capitalization companies. Securities of mid capitalization companies may also be less liquid than securities of large capitalization companies and may have more limited trading volumes. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. The Fund relies on third-parties for a range of services, including custody, valuation, administration, transfer services, securities lending and accounting, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
OPTIONS RISK. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Underlying ETFs' ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Underlying ETFs will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.
SIGNIFICANT EXPOSURE RISK. The Fund intends to generally rebalance its portfolio to equal weight quarterly. The Fund also will acquire and dispose of Underlying ETFs in connection with the creation and redemption of Creation Units between quarterly rebalances. These intra-quarter acquisitions and dispositions will reflect the composition of the Fund’s portfolio at the time of the acquisition or disposition. Accordingly, the weight of each Underlying ETF will likely have drifted away from the strict equal weight assigned to it at the prior Index rebalance. The Advisor does not seek to maintain equal weighting of the Underlying ETFs between quarterly rebalances. In between such rebalances, market movements in the prices of the Underlying ETFs may result in the Fund having temporary larger exposures to certain Underlying ETFs compared to others. Under such circumstances, the Fund’s returns would be more greatly influenced by the returns of the Underlying ETFs with the larger exposures.
SOUTH KOREA RISK. EEM invests significantly in the securities of South Korean issuers. Such investments subject EEM to certain risks associated specifically with investments in the securities of South Korean issuers. Substantial political tensions exist between North Korea and South Korea. Escalated tensions involving the two nations and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. The South Korean economy is heavily reliant on trading exports, especially to other Asian countries and the U.S., and disruptions or decreases in trade activity could lead to further declines. The South Korean economy’s dependence on the economies of Asia and the U.S. means that a reduction in spending by these economies on South Korean products and services, the institution of tariffs or other trade barriers, changes in the political relationships between nations or negative changes in any of these economies may cause an adverse impact on the South Korean economy and therefore, on EEM’s investments. In addition, South Korea is located in a part of the world that has historically been prone to natural disasters such as earthquakes, hurricanes or tsunamis, and is economically sensitive to environmental events. Any such event may adversely impact South Korea’s economy or business operations of companies in South Korea.
TAIWAN RISK. EEM invests significantly in the securities of Taiwanese issuers. Such investments subject EEM to certain risks associated specifically with investments in the securities of Taiwanese issuers. Taiwan is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in Taiwan or for U.S. authorities to pursue. Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. China has a complex territorial dispute regarding the sovereignty of Taiwan and has pledged to take control of Taiwan, including by force if necessary. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Reductions in spending on Taiwanese products and services, labor shortages, institution of tariffs or other trade barriers, or a downturn in any of the economies of Taiwan’s key trading partners, including the United States, may have an adverse impact on the Taiwanese economy and the values of Taiwanese companies.
TARGET OUTCOME PERIOD RISK. Each Underlying ETF’s investment strategy is designed to deliver returns (before fees and expenses) that match the price return of EEM if shares are bought on the day on which the Underlying ETF enters into the FLEX Options (i.e., the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period subject to the cap.Because the Fund will acquire shares of the Underlying ETFs in connection with creations of new shares of the Fund and during each quarterly rebalance, the Fund typically will not acquire Underlying ETF shares on the first day of a Target Outcome Period. Likewise, the Fund will dispose of shares of the Underlying ETFs in connection with redemptions of shares of the Fund and during each quarterly rebalance, and such disposals typically will not occur on the last day of a Target Outcome Period. In the event the Fund acquires shares after the first day of a Target Outcome Period or disposes of shares prior to the expiration of the Target Outcome Period, the value of the Fund’s investment in Underlying ETF shares may not be buffered against a decline in the value of EEM and may not participate in a gain in the value of EEM for the Fund’s investment period.
TAX RISK FROM INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund has based its analysis of its qualification as a “regulated investment company” (“RIC”) as defined by the Code on the belief that its portfolio funds are themselves RICs. If a portfolio fund were to lose its status as a RIC for purposes of the Code, the Fund may fail its requirement to have a diversified portfolio, and, thus, lose its own RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
UNDERLYING ETF CONCENTRATION RISK. An Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF's investments more than the market as a whole, to the extent that the Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
UNDERLYING ETF EXPOSURE RISK. An investment in the Fund may provide returns that are lower than the returns that an investor could achieve by investing in one or more of the Underlying ETFs alone. Additionally, if one or more of the Underlying ETFs has exceeded its cap at the time that you invest in the Fund, you may derive no benefit from the Fund’s investment in that Underlying ETF until the next reset of the Underlying ETF. Likewise, if one or more of the Underlying ETFs has decreased in value below its buffer at the time that you invest in the Fund, you may derive no buffered protection from the Fund’s investment in that Underlying ETF. See Buffered Loss Risk and Capped Upside Risk above. The Fund does not itself pursue a target outcome strategy and does not provide any buffer against Underlying ETF losses.
UNDERLYING ETF RISK. The Fund’s investment in shares of the Underlying ETFs subjects it to the risks of owning the securities held by the Underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including absence of an active market risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
VARIABLE INTEREST ENTITIES RISK. EEM and, therefore, the Fund, is subject to certain risks specifically associated with investments in VIEs. In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as EEM, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor EEM owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. While the China Securities Regulatory Commission has released rules and implemented guidelines that permit the use of VIE structures, provided they abide by Chinese laws and register with the China Securities Regulatory Commission, this does not serve as a formal endorsement by the Chinese government. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in which EEM invests. This could considerably impact the financial condition of the shell company in which EEM invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by EEM effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of EEM’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact EEM’s net asset value and could result in substantial losses. Further, it is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of EEM’s shares.
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which EEM invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact EEM and, therefore, the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of EEM to invest in such securities and may increase the cost of EEM if required to seek alternative markets in which to invest in such securities.
Performance
The Fund does not have performance information available for a full calendar year.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
Vest Financial, LLC (“Vest” or the “Sub-Advisor”)
Portfolio Managers
The following persons serve as the portfolio managers of the Fund:
●
Karan Sood, Managing Director of Vest
●
Trevor Lack, Managing Director of Vest
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as a part of the portfolio management team of the Fund since March 2026.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at  http://www.ftportfolios.com/Retail/etf/home.aspx.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer, registered investment adviser, bank or other financial intermediary (collectively, “intermediaries”), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=BUFE.
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